Exhibit 99.1

CBC HOLDING COMPANY
AND SUBSIDIARY

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
For the Nine Months Ended September 30, 2002

         In connection with the Quarterly Report of CBC Holding Company and Subsidiary (the “Company”) on Form 10-QSB for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, George M. Ray, President and Chief Executive Officer (and as the Company’s chief accounting officer), certify pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	To the best of my knowledge, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	To the best of my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

/s/ GEORGE M. RAY

George M. Ray President / Chief Executive Officer

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